Shareholders' Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Shareholders' Equity	Shareholders’ Equity
Share Repurchases

The following share repurchase programs have been authorized by the Board:

In billions Authorization Date	Authorized	Remaining as of December 31, 2022
November 17, 2022 (“2022 Repurchase Program”)	$10.0	$10.0
December 9, 2021 (“2021 Repurchase Program”)	10.0	6.5

Each of the share Repurchase Programs was effective immediately and permit the Company to effect repurchases from time to time through a combination of open market repurchases, privately negotiated transactions, accelerated share repurchase (“ASR”) transactions, and/or other derivative transactions. Both the 2022 and 2021 Repurchase Programs can be modified or terminated by the Board at any time.

During the year ended December 31, 2022, the Company repurchased an aggregate of 34.1 million shares of common stock for approximately $3.5 billion pursuant to the 2021 Repurchase Program, including share repurchases under the $1.5 billion fixed dollar ASR transaction described below. During the years ended December 31, 2021 and 2020, the Company did not repurchase any shares of common stock.

Pursuant to the authorization under the 2021 Repurchase Program, the Company entered into a $2.0 billion fixed dollar ASR with Citibank, N.A. (“Citibank”). Upon payment of the $2.0 billion purchase price on January 4, 2023, the Company received a number of shares of CVS Health Corporation’s common stock equal to 80% of the $2.0 billion notional amount of the ASR or approximately 17.4 million shares at a price of $92.19 per share, which were placed into treasury stock in January 2023. At the conclusion of the ASR, the Company may receive additional shares representing the remaining 20% of the $2.0 billion notional amount. The ultimate number of shares the Company may receive will depend on the daily volume-weighted average price of the Company’s stock over an averaging period, less a discount. It is also possible, depending on such weighted average price, that the Company will have an obligation to Citibank which, at the Company’s option, could be settled in additional cash or by issuing shares. Under the terms of the ASR, the maximum number of shares that could be delivered to the Company is 43.4 million.

Pursuant to the authorization under the 2021 Repurchase Program, the Company entered into a $1.5 billion fixed dollar ASR with Barclays Bank PLC. Upon payment of the $1.5 billion purchase price on January 4, 2022, the Company received a number of shares of CVS Health Corporation’s common stock equal to 80% of the $1.5 billion notional amount of the ASR or approximately 11.6 million shares at a price of $103.34 per share, which were placed into treasury stock in January 2022. The ASR was accounted for as an initial treasury stock transaction for $1.2 billion and a forward contract for $0.3 billion. The forward contract was classified as an equity instrument and was recorded within capital surplus. In February 2022, the Company received approximately 2.7 million shares of CVS Health Corporation’s common stock, representing the remaining
20% of the $1.5 billion notional amount of the ASR, thereby concluding the ASR. These shares were placed into treasury stock and the forward contract was reclassified from capital surplus to treasury stock in February 2022.

At the time they were received, the initial and final receipt of shares resulted in an immediate reduction of the outstanding shares used to calculate the weighted average common shares outstanding for basic and diluted earnings per share.

Dividends

The quarterly cash dividend declared by the Board was $0.55 and $0.50 per share in 2022 and 2021, respectively. In December 2022, the Board authorized a 10% increase in the quarterly cash dividend to $0.605 per share effective in 2023. CVS Health Corporation has paid cash dividends every quarter since becoming a public company. Future dividend payments will depend on the Company’s earnings, capital requirements, financial condition and other factors considered relevant by the Board.

Regulatory Requirements

The Company’s insurance business operations are conducted through subsidiaries that principally consist of health maintenance organizations (“HMOs”) and insurance companies. The Company’s HMO and insurance subsidiaries report their financial statements in accordance with accounting practices prescribed by state regulatory authorities which may differ from GAAP. The combined statutory net income for the years ended and estimated combined statutory and capital surplus at December 31, 2022, 2021 and 2020 for the Company’s insurance and HMO subsidiaries were as follows:

In millions	2022	2021	2020
Statutory net income	$2,851	$3,302	$3,667
Estimated statutory capital and surplus	15,503	14,879	13,238

The Company’s insurance and HMO subsidiaries paid $3.2 billion of gross dividends to the Company for the year ended December 31, 2022.

In addition to general state law restrictions on payments of dividends and other distributions to stockholders applicable to all corporations, HMOs and insurance companies are subject to further regulations that, among other things, may require those companies to maintain certain levels of equity and restrict the amount of dividends and other distributions that may be paid to their equity holders. In addition, in connection with the Aetna Acquisition, the Company made certain undertakings that require prior regulatory approval of dividends by certain of its HMOs and insurance companies. At December 31, 2022, these amounts were as follows:

In millions
Estimated minimum statutory surplus required by regulators	$7,741
Investments on deposit with regulatory bodies	652
Estimated maximum dividend distributions permitted in 2023 without prior regulatory approval	2,706

Noncontrolling Interests

At December 31, 2022 and 2021, noncontrolling interests were $300 million and $306 million, respectively, primarily related to third party interests in the Company’s operating entities. The noncontrolling entities’ share is included in total shareholders’ equity on the consolidated balance sheets.